UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2021

THE TJX COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4908	04-2207613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Cochituate Road, Framingham, MA 01701
 (Address of principal executive offices) (Zip Code)

(508) 390-1000
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	TJX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of The TJX Companies, Inc. (the “Company”) was held on June 8, 2021. The final voting results of the annual meeting are as follows:

Proposal 1: Each nominee for director was elected, each to serve until the next annual meeting of shareholders and until his or her successor is duly elected and qualified.

Nominee	For	Against	Abstaining	Broker Non-Votes
Zein Abdalla	993,290,203	7,645,688	909,842	59,603,060
José B. Alvarez	995,158,940	5,785,716	901,077	59,603,060
Alan M. Bennett	939,810,572	61,109,380	925,781	59,603,060
Rosemary T. Berkery	969,387,554	31,576,861	881,318	59,603,060
David T. Ching	944,355,377	56,585,917	904,439	59,603,060
C. Kim Goodwin	999,366,023	1,597,747	881,963	59,603,060
Ernie Herrman	985,867,356	15,082,112	896,265	59,603,060
Michael F. Hines	946,898,227	54,041,716	905,790	59,603,060
Amy B. Lane	946,522,940	54,452,775	870,018	59,603,060
Carol Meyrowitz	942,741,210	58,046,856	1,057,667	59,603,060
Jackwyn L. Nemerov	986,034,911	14,935,050	875,772	59,603,060
John F. O’Brien	963,423,812	37,514,623	907,298	59,603,060

Proposal 2: The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2022 was ratified.

For	Against	Abstaining
1,005,917,761	54,875,207	655,825

Proposal 3: On an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion (the say-on-pay vote), was approved.

For	Against	Abstaining	Broker Non-Votes
886,132,594	85,383,357	30,329,782	59,603,060

Proposal 4: A shareholder proposal for a report on animal welfare was not approved.

For	Against	Abstaining	Broker Non-Votes
91,616,617	897,695,890	12,533,226	59,603,060

Proposal 5: A shareholder proposal for setting target amounts for CEO compensation was not approved.

For	Against	Abstaining	Broker Non-Votes
106,707,802	889,350,267	5,787,664	59,603,060

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TJX COMPANIES, INC.

/s/ Alicia C. Kelly
Alicia C. Kelly
Executive Vice President, Secretary and
General Counsel

Dated: June 10, 2021